Significant Accounting estimates and judgements	12 Months Ended
Dec. 31, 2022
Significant Accounting estimates and judgements
Significant Accounting estimates and judgements	Significant Accounting estimates and judgements

In preparing these consolidated financial statements, management is required to make significant judgments and estimates that affect the reported amounts of revenues, expenses, assets, liabilities, and equity in the consolidated financial statements and the accompanying disclosures. Estimates and judgements are continuously evaluated and are based on historical experience and other factors, including expectations of future events.

Impact of Covid-19

The COVID-19 pandemic has adversely affected, and we expect will continue to adversely affect, elements of our business. COVID-19 has primarily disrupted the customer end of the supply chain, with our customers’ labs operating at reduced capacity for extended portions of 2020, in particular as customers have had issues accessing their labs. In 2021 and 2022, we observed a lower impact from the COVID-19 pandemic than in 2020, but certain regions such as China have been more impacted by continued lockdowns in 2021 and 2022. Our production and manufacturing facilities are located in Uppsala, Sweden and Waltham, Massachusetts and we have not to date experienced any material disruptions to our production or supply of goods. We increased our inventory level in 2020 and 2021 in order to operate with a higher level of inventory than we have done historically.  Although we have seen a reduction in demand due to the lingering impacts of the COVID-19 pandemic, we have not observed any significant changes in our underlying customer base, and we have been and will continue to serve our customers, even at reduced levels, until their activities return to normal. The gradual recovery of revenue we have seen compared with previous levels reflects the underlying factors affecting demand, including the easing of lockdown restrictions and the partial or full reopening of academic and biopharmaceutical research laboratories around the world. At December 31, 2022, we concluded there was no evidence of material changes to recoverability risk of business assets, including deferred tax assets and trade receivables.

Impact of Ukraine conflict

We are continuing to closely monitor how the pandemic and related response measures and the armed conflict between Russia and Ukraine, are affecting our business. At December 31, 2022 we concluded there was no evidence of material changes to recoverability risk of business assets, including deferred tax assets and trade receivables. Olink does not have significant sales or direct supply from Russia, Belarus, or Ukraine, though the impact from the armed conflict between Russia and Ukraine on macro-economic conditions is currently unknown and could in the future have a negative effect on our results of operations, cash flows, financial condition or growth plans. Although we have not yet detected an increase in cyberattacks or attempted cyberattacks, we continue to closely monitor our IT systems based on the general risk of potential cyberattacks by state or quasi-state actors as a result of the Russia/Ukraine conflict.

The preparation of the Group’ consolidated financial statements requires management to make judgements, estimates and assumptions that affect the reported amounts of revenues, expenses, assets and liabilities, and the accompanying disclosures. Actual amounts and results could differ from those estimates. In the process of applying the Group’ accounting policies, management has made the following judgements, which have the most significant effect on the amounts recognized in the consolidated Group financial statements:
Share-based compensationThe Group measures the cost of equity-settled transactions with employees and non-employees by reference to the fair value of the equity instruments at the date at which they are granted. The assumptions and models used for estimating the fair value of share-based compensation transactions are disclosed in Note 20 . The Group also estimates a forfeiture rate to calculate the stock-based compensation expense for the awards. The forfeiture rate is estimated based on an analysis of actual forfeitures.Goodwill ImpairmentIn accordance with the accounting policy described in "x" in Note 2.3, the Group annually performs an impairment test on goodwill. The assumptions used for estimating fair value and assessing available headroom based on conditions that existed at the testing date are disclosed in note 12.Deferred TaxesThe Group has recognized deferred tax assets for fiscal loss carry-forwards, and deductible temporary differences. The Group considers the analysis of forecast and future tax planning strategies. Estimates of taxable profit are made based on the forecast which are aligned with goodwill impairment testing assumptions, on an undiscounted basis. At period end, we assess whether there is convincing evidence that the Group will generate future taxable income against which deferred tax assets can be utilized and, thus, that recovery is probable. See Note 9.Leases
At initial recognition and subsequent remeasurement, management uses judgement to determine the appropriate term applied in a lease contract. The outcome may turn out not to match the actual outcome of the lease and may have an adverse effect on the right-of-use assets. In determining the lease term, management considers all facts and circumstances that create an economic incentive to exercise an extension option, or not exercise a termination option. Extension options (or periods after termination options) are only included in the lease term if the lease is reasonably certain to be extended (or not terminated).

The discount rate is used to determine the initial carrying amount of the lease liabilities and the right-of-use assets. The Group cannot readily determine the interest rate implicit in the lease, therefore, it uses its IBR to measure lease liabilities. The Group estimate the IBR using observable inputs (such as market interest rates) when available and is required to make certain entity-specific estimates.
Development costs The Group has a process to determine whether development costs meet the criteria for capitalization. However, based on management’s judgement and the nature of the development activities, such criteria and in particular technical and economic feasibility is normally not met until the development phase is complete.